[SPECIMEN COMMON STOCK CERTIFICATE]

NUMBER_______	_______SHARES

CAZADOR ACQUISITION CORPORATION LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK

SEE REVERSE FOR

CERTAIN DEFINITIONS

CUSIP: _______

THIS CERTIFIES THAT _________________________ is the owner of ____________________________
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.0001 PER SHARE, OF

CAZADOR ACQUISITION CORPORATION LTD.
(THE “CORPORATION”)

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Corporate Seal]

Delaware

Secretary	President

CAZADOR ACQUISITION CORPORATION LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust) (Minor)

JT TEN	—	as joint tenants with right		under Uniform Gifts to Minors Act____
of survivorship and not as tenants in
common
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                              hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER(S) OF ASSIGNEE(S))

________________________________

________________________________

 ________________________________

(PLEASE PRINT OR TYPEWRITE NAME(S) AND ADDRESS(ES), INCLUDING ZIP CODE, OF ASSIGNEE(S))

________________________________

                                                                                Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitutes and appoints ________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _______________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).